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                                                                 EXHIBIT 10.6.1

                       ESMOR CORRECTIONAL SERVICES, INC.

                                   MEMORANDUM

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TO:             Aaron Speisman

FROM:           Jim Slattery

DATE:           June 13, 1996

SUBJECT:



Per our meeting earlier today, the following is my understanding of your compensation effective June 1st, 1996.

Your monthly base salary will be $2,916.66. Until September 15, 1996 the company will reimburse you for all business related expenses. After September 1996 you will be responsible for any and all expenses.

This modification will stay in effect until the end of your employment agreement. If the company is sold than this modification terminates and the terms and conditions of the original employment agreement goes back into effect.



/s/ Aaron Speisman
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Agreed to, Aaron Speisman



/s/ J F. Slatery
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Agreed to, James F. Slattery
President